March 12, 2013

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.:

DREYFUS WORLDWIDE GROWTH FUND

Supplement to Prospectus dated

March 1, 2013

The following information will supersede and replace the third sentence in the first paragraph of the section of the Fund's Prospectus entitled "Distributions and Taxes":

The fund normally pays dividends quarterly and capital gain distributions annually.